UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF

                  THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      May 19, 2005

                                                 -------------------------

                              HASBRO, INC.

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         (Exact name of registrant as specified in its charter)

 RHODE ISLAND                    1-6682                    05-0155090

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  (State of                   (Commission                 (IRS Employer

Incorporation)                File Number)             Identification No.)

1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862

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 (Address of Principal Executive Offices)                  (Zip Code)

                             (401) 431-8697

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           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Hasbro, Inc.’s (the “Company’s”) 2005 Annual Meeting of Shareholders (the “Meeting”) was held on May 19, 2005.  At the Meeting the Company’s shareholders approved an amendment to the Company’s 2003 Stock Incentive Performance Plan (the “Amendment”).  The Amendment, which was adopted by the Company’s Board of Directors on February 17, 2005, subject to shareholder approval, authorizes an additional 5,000,000 shares of the Company’s common stock, par value $.50 per share (“Common Stock”), for issuance pursuant to equity awards under the 2003 Stock Incentive Performance Plan.  Of the 5,000,000 additional authorized shares of Common Stock, 2,500,000 may be issued pursuant to equity awards other than stock options or stock appreciation rights.  The full text of the Amendment was filed via EDGAR on April 8, 2005 as an Appendix to the Company’s Definitive Proxy Statement for the 2005 Annual Meeting.

 Item 7.01  Regulation FD Disclosure

On May 19, 2005 the Company issued a press release announcing the authorization by the Company’s Board of Directors of the repurchase of up to $350 million in aggregate amount of the Company’s Common Stock.  The press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(c)

Exhibits

99 Press Release, dated May 19, 2005, of Hasbro, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.

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                                             (Registrant)

Date: May 19, 2005                  By:  /s/ David D. R. Hargreaves

                                         --------------------------

                                         David D. R. Hargreaves

                                         Senior Vice President and

                                         Chief Financial Officer

                                        (Duly Authorized Officer and

                                         Principal Financial Officer)

Hasbro, Inc.

Current Report on Form 8-K

Dated May 19, 2005

Exhibit Index

Exhibit

No.

99

Press Release, Dated May 19, 2005, of Hasbro, Inc.